1 INVESTOR PRESENTATION FOURTH QUARTER - 2022

2 This presentation contains "forward-looking statements“ within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, certain statements may be contained in Colony Bankcorp, Inc's (the "Company") future filings with the Securities and Exchange Commission (the "SEC"), in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Examples of forward-looking statements include, but are not limited to: (i) projections and/or expectations of revenues, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statement of plans and objectives of Colony Bankcorp, Inc. or its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; (iv) statements regarding growth strategy, capital management, liquidity and funding and future profitability; (v) statements regarding the effects of the COVID-19 pandemic and related variants on the Company’s business and financial results and conditions; and (vi) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: the impact of current and economic conditions, particularly those affecting the financial services industry, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; the risks of changes in interest rates and their effects on the level, cost, and composition of, and competition for, deposits, loan demand and timing of payments, the values of loan collateral, securities, and interest sensitive assets and liabilities; the ability to attract new or retain existing deposits, to retain or grow loans or additional interest and fee income, or to control noninterest expense; the effect of pricing pressures on the Company’s net interest margin; the failure of assumptions underlying the establishment of reserves for possible credit losses, fair value for loans and other real estate owned; changes in real estate values; the Company’s ability to implement its various strategic and growth initiatives; increased competition in the financial services industry, particularly from regional and national institutions, as well as from fintech companies; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; changes in the prices, values and sales volumes of residential and commercial real estate; developments in our mortgage banking business, including loan modifications, general demand, and the effects or judicial or regulatory requirements or guidance; legislation or regulatory changes which adversely affect the ability of the consolidated Company to conduct business combinations or new operations; the impact of the continued COVID-19 pandemic and related variants on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company's participation in and execution of government programs related to the COVID-19 pandemic and related variants; potential impact of the phase-out of the London Interbank Offered Rate (“LIBOR”) or other changes involving LIBOR; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, or uncertainties surrounding the debt ceiling and the federal budget; significant turbulence or a disruption in the capital or financial markets and the effect or a fall in stock market prices on our investment securities; the effects of war or other conflicts including the impacts related to or resulting from Russia’s military action in Ukraine; risks related to the Company’s recently completed acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; the risks associated with the Company’s pursuit of future acquisitions; and general competitive, economic, political and market conditions or other unexpected factors or events. These and other factors, risks and uncertainties could cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward- looking statements. CAUTIONARY STATEMENTS

3 Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measure to GAAP financial measures. The non-GAAP financial measures used in this presentation include the following: operating net income, adjusted earnings per diluted share, tangible book value per common share, tangible equity to tangible assets, operating efficiency ratio and pre-provision net revenue. The most comparable GAAP measures are net income, earnings per diluted share, book value per common share, total equity to total assets, efficiency ratio and income before income taxes, respectively. Operating net income and operating efficiency ratio both exclude acquisition-related expenses. Acquisition-related expenses include fees associated with current period acquisitions and ongoing amortization of intangibles related to prior acquisitions. Adjusted earnings per diluted share includes the adjustments to operating net income. Tangible book value and tangible equity to tangible assets excludes goodwill and other intangibles. Pre-provision net revenue excludes provision for credit losses. Management uses these non-GAAP financial measures in its analysis of the Company's performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance, and if not provided would be requested by the investor community. The Company believes the non-GAAP measures enhance investors' understanding of the Company's business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Colony Bankcorp, Inc. performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Colony Bankcorp, Inc. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. NON-GAAP FINANCIAL MEASURES

COMPANY PROFILE

Franchise Footprint



Chickamauga
Cedartown
Rockmart
Atlanta
Athens
Fayetteville
LaGrange
Macon
Augusta
Manchester
Thomaston
Centerville
Columbus
Statesboro
WarnerRobins
Eastman
Rochelle
Savannah
Cordele
Fitzgerald
Leesburg
Ashburn
Broxton
Albany
Tifton
Sylvester
Douglas
Moultrie
Valdosta
Quitman
Colony Banking Branches
Colony LPOs

- Founded in 1975
- Headquartered in Fitzgerald, Georgia
- Georgia's largest community bank, headquartered outside of Atlanta(1)
- $2.9 billion in assets as of December 31, 2022
- 33 locations in Georgia and 2 LPOs in Alabama
- Strategic plan for profitable growth
- Track record of solid organic growth
- Successful execution of acquisitions

(1) Community bank defined as having less than $10.0 billion in total assets and providing a full suite of consumer and commercial products, as of September 30, 2022 Source: S&P Global Market Intelligence

COLONY BANKCORP, INC.

4

5 • Since our founding in 1975, our mission is to provide an alternative to traditional banking that our customers deserve • Focus on relationships that are beneficial to the customer and the Bank – one-sided relationships and transactions do not create value • Strive to be trusted advisors and give consultative advice • Nimble and responsive to customer needs • Team members are passionate about delivering solutions VALUE PROPOSITION TO OUR CUSTOMERS

6 Name Position Years In Banking Years With Colony T. Heath Fountain Chief Executive Officer, Acting Chief Financial Officer 22 4 R. Dallis "D" Copeland, Jr. President 30 1 Brian D. Schmitt Executive Vice Chairman 40 1 Edward "Lee" Bagwell EVP, Chief Risk Officer and General Counsel 19 19 Leonard H. "Lenny" Bateman EVP, Chief Credit Officer 26 3 Kimberly Dockery EVP, Chief of Staff 16 4 EXECUTIVE LEADERSHIP TEAM

7 RECENT MANAGEMENT ADDITIONS • Added significant depth to our bank management ◦ Ed Canup, Chief Revenue Officer (November 2022) ◦ Barry Blevins, Treasury Solutions Manager (October 2022) ◦ Christian Ruppe, Chief Innovation Officer (August 2022) ◦ Market executives ▪ Statesboro (September 2022) ▪ Birmingham (June 2022) ▪ Huntsville (May 2022) ▪ Augusta (February 2022) ◦ Division executives ▪ Marine / RV lending (May 2022) ▪ Merchant services (December 2021)

8 $1,251.9 $1,515.3 $1,763.9 $2,691.7 $2,936.6 2018 2019 2020 2021 2022 2018 – 2022 Total Assets (Dollars in millions) FRANCHISE ENHANCEMENT TRACK RECORD $1,232,755 $1,251,878 $1,515,313 2,691,715 5-Year CAGR : 18.6% Acquired East Georgia Homebuilder loan portfolio ($47M in loans) Acquired SouthCrest Financial Group, Inc. ($729.71M in assets) Acquired LBC Bancshares ($207M in assets) Acquired PFB Mortgage (>$100M in loan production in 2019) Acquired 1 Branch from Planters First ($20M in loans, $10M in deposits) Strong Organic growth ($245.3M increase in assets during 2022)

9 DRIVING HIGH PERFORMANCE •Achieve strong organic growth • Proactive business development system • Increased accountability for loan and deposit production • Created incentive plans to motivate bankers • Retail marketing plan to grow deposits • Streamlined our consumer and commercial deposits products • Larger national and regional banks with significant market share in our footprint are more focused on larger markets • Deposits, excluding wholesale deposits, grew 2.6% quarter over quarter • Loan growth of 9.5% quarter over quarter

10 DRIVING HIGH PERFORMANCE •Achieve strong organic growth • Increase noninterest income • Hired an experienced Chief Revenue Officer to focus on profitably growing the bank's ancillary lines of business • Shift mortgage production back to the secondary market as the rate environment has improved • Grow guaranteed lending revenue through recruiting and automated small dollar loan volume • Increase penetration of consumer insurance through retail incentives and purchase mortgage focus • Utilize merchant services as the lead product • Focus and incentivize commercial bankers on deposit growth to generate treasury fees

11 DRIVING HIGH PERFORMANCE • Focus on internal opportunities • Driving internal referrals through bankwide incentive plans • Utilize CRM system to leverage core customer base • Focus on profitability of business units as revenue increases • Capture operating efficiencies from technology investments • Manage expenses as we enter a period of slower growth ◦ Hiring limited to strategic hires in current markets ◦ Reduction in travel and business development expenses ◦ Lower core provider costs •Achieve strong organic growth • Increase noninterest income

12 PATH TO HIGH PERFORMANCE • 4Q2022 ROA = 0.77% • Adverse impacts to 4Q2022 ROA ◦ Provision driven by above targeted loan growth ▪ Assuming 10% annualized loan growth and similar NCOs, additional provision is approximately $500,000 - 0.06% impact to ROA ◦ 4Q2022 pre-tax investment in recently added business lines and new lending markets is approximately $543,000 - 0.06% impact to ROA ◦ For 2020 and 2021, Mortgage and SBSL contributed an average of 19bps of ROA, vs. 6bps in 2022 and 0bps in 4Q2022 • Currently each 5 percentage point increase in the loan to deposit ratio equals approximately 7 bps of ROA improvement ROA GOAL - 1.20% RUN RATE BY DECEMBER 31, 2024

13 PATH TO HIGH PERFORMANCE (Dollars in thousands) Segment Profit Consolidated QTD Net Income Banking SBSL Mortgage 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 $(1,000) $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000

14 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 Pre-tax loss Alabama LPO $ (22) $ (41) $ (139) $ (298) $ (304) Marine/RV Lending — — (13) (70) (109) Merchant (42) (91) (120) (141) (130) TOTAL $ (64) $ (132) $ (272) $ (509) $ (543) PATH TO HIGH PERFORMANCE (Dollars in thousands) STARTUP LINES OF BUSINESS

15 SMALL BUSINESS SPECIALTY LENDING GROUP $41.6 $5.8 $21.0 $19.4 $29.0 $24.2 $13.5 $18.2 $14.8 $18.0 Production Sales 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 $— $10.0 $20.0 $30.0 $40.0 $50.0 (Dollars in millions) Production and Sales Volume

16 MORTGAGE DIVISION Production and Sales Volume $99.5 $97.2 $113.7 $99.4 $92.6$92.5 $91.2 $82.3 $68.5 $38.1 Production Sales 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 $— $25.0 $50.0 $75.0 $100.0 $125.0 (Dollars in millions)

17 •Mortgage production remained strong despite the challenging rate environment • $405.0 million in production in 2021 • $402.9 million in production in 2022 • $92.6 million in production in fourth quarter 2022 • Recruited a mortgage origination team in Birmingham in the fourth quarter • Added seasoned purchase focused mortgage originators throughout the footprint during 2022 • Opportunity to shift production back into the secondary market to increase gain on sale revenue MORTGAGE DIVISION

18 TECHNOLOGY STRATEGY • Recently hired Christian Ruppe as Chief Innovation Officer ◦ Improving the digital customer experience ◦ Research and develop all potential technology-based opportunities • Increase customer wallet share through data gathering and analytics ◦ Full implementation of Salesforce to influence a more complete customer relationship through targeted marketing ◦ Finalizing nCino processes to upgrade the customer loan experience and reduce operational friction, increasing current production capacity • Become core agnostic to enable more nimble, API-based technology enhancements and Fintech partnerships

19 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 Diluted earnings per share $ 0.30 $ 0.34 $ 0.19 $ 0.30 $ 0.31 Adjusted earnings per diluted share (1) 0.40 0.37 0.30 0.30 $ 0.31 Dividends per share 0.1025 0.1075 0.1075 0.1075 0.1075 Return on average assets 0.64% 0.81% 0.51% 0.75% 0.77 % Return on average total equity 7.65% 8.88% 5.68% 8.85% 9.76 % Net interest margin 3.16% 3.13% 3.15% 3.25% 3.23 % Efficiency ratio 82.15% 76.94% 83.75% 73.57% 75.03 % Pre-provision net revenue (1) $ 5,325 $ 6,535 $ 4,749 $ 7,677 $ 7,262 FINANCIAL HIGHLIGHTS (1) Non-GAAP measure. See non-GAAP reconciliation table on slide 37; dollars in thousands, except per share data

20 2018 2019 2020 2021 2022 Diluted earnings per share $ 1.40 $ 1.12 $ 1.24 $ 1.66 $ 1.14 Dividends per share $ 0.20 $ 0.30 $ 0.40 $ 0.41 $ 0.43 Return on average assets 0.99% 0.72% 0.70% 0.89% 0.71 % Return on average total equity 13.32% 8.72% 8.56% 10.60% 8.27 % Net interest margin 3.56% 3.61% 3.50% 3.39% 3.20 % Efficiency ratio 70.05% 77.93% 73.34% 72.21% 77.34 % ANNUAL FINANCIAL HIGHLIGHTS

21 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 Total assets $ 2,691.7 $ 2,686.8 $ 2,728.4 $ 2,805.9 $ 2,936.6 Loans 1,339.4 1,354.2 1,452.8 1,586.6 1,737.4 (Unearned income)/ deferred cost (0.4) 0.6 0.6 0.4 0.2 Unamortized discount on acquired loans (1.0) (0.8) (0.6) (0.5) (0.5) Allowance for loan losses (12.9) (12.9) (14.0) (15.2) (16.1) Total loans, net 1,325.1 1,341.1 1,438.8 1,571.4 1,721.0 Total deposits 2,374.6 2,350.8 2,331.5 2,409.7 2,491.0 NPA/Total assets 0.21% 0.24% 0.19% 0.20% 0.22 % BALANCE SHEET FINANCIAL HIGHLIGHTS (Dollars in millions) Trailing 5 quarters

22 2018 2019 2020 2021 2022 Total assets $ 1,251.9 $ 1,515.3 $ 1,763.9 $ 2,691.7 $ 2,936.6 Loans 782.4 971.2 1,062.8 1,339.4 1,737.4 (Unearned income)/ deferred cost (0.5) (0.6) (2.4) (0.4) 0.2 Unamortized discount on acquired loans (0.3) (1.7) (0.9) (1.0) (0.5) Allowance for loan losses (7.3) (6.9) (12.1) (12.9) (16.1) Total loans, net 774.3 962.0 1,047.4 1,325.1 1,721.0 Total deposits 1,085.1 1,294.2 1,445.1 2,374.6 2,491.0 NPA/Total assets 0.90% 0.73% 0.58% 0.21% 0.22% (Dollars in millions) BALANCE SHEET FINANCIAL HIGHLIGHTS Annual

23 The current indicated annual rate is $0.44 per share, equating to a yield of 3.4%.(2) SHAREHOLDER FOCUSED DIVIDEND POLICY (1) The Board of Directors declared a dividend to be paid on its common stock on February 23, 2023, to shareholders of record as of the close of business on February 9, 2023. (2) Yield is based on closing stock price on January 24, 2023 of $12.81. Quarterly Dividend Payment $0.075 $0.10 $0.1025 $0.1075 $0.11 Quarterly Dividend 2019 2020 2021 2022 2023(¹) $— $0.025 $0.050 $0.075 $0.100 $0.125

24 CAPITAL RATIOS 10.2% 9.0% 9.6% 7.5% 9.2% 15.0% 12.5% 14.3% 11.9% 12.5% 15.9% 13.2% 15.4% 12.7% 15.2% 12.2% 10.3% 10.3% 10.5% 11.4% Tier One Leverage Ratio Tier One Ratio Total Risk-based Capital Ratio Common Equity Tier One Capital Ratio 2018 2019 2020 2021 2022

25 SOLID CORE DEPOSIT FRANCHISE As of December 31, 2022 Total Deposits: $2.5 billion MRQ Cost of Interest Bearing Deposits: 0.67% Interest Bearing Demand, 33% Noninterest bearing demand, 23% Time deposits, 19% Savings and Money- markets, 25%

26 LOAN PORTFOLIO BREAKDOWN As of December 31, 2022 $1,737.1 million Real Estate 86% Consumer and Other 1.0% Commercial 12% Agriculture 1.3% $1,492.9 million Multifamily real estate 4% Residential real estate 20% Construction 16% Farmland 4% Nonowner occupied real estate 34% Owner occupied real estate 22%

27 LOAN PORTFOLIO (Dollars in millions) Organic Loan Growth $1,338 $1,354 $1,453 $1,587 $1,737 Organic Purchased Loans 12/31/2021 03/31/2022 06/30/2022 09/30/2022 12/31/2022 $— $500 $1,000 $1,500 $2,000

28 LOAN PORTFOLIO (Dollars in millions) Commercial Real Estate Production $25.7 $33.4 $47.2 $60.5 $39.3 $25.2 $77.9 $36.9$34.7 $72.9 $80.6 $57.0 Residential Construction Commercial, Construction and Development Permanent NOO CRE 1Q2022 2Q2022 3Q2022 4Q2022 $0 $50 $100 $150 $200 $250 Represents total committed amount originated in each quarter

29 LOAN PORTFOLIO (Dollars in millions) Residential Construction Loan Commitments by Quarter $6.9 $9.5 $16.6 $26.0 $18.8 $23.8 $30.6 $34.5 Consumer as of 12/31/22 Commercial as of 12/31/22 1Q2022 ORIGINATIONS 2Q2022 ORIGINATIONS 3Q2022 ORIGINATIONS 4Q2022 ORIGINATIONS $0 $10 $20 $30 $40 $50 $60

30 LOAN PORTFOLIO Weighted Average Loan to Values 70.81% 71.78% 74.10% 72.69% 58.52% 53.81% 46.63% 57.50% Residential Construction Non Owner Occupied Commercial Real Estate 1Q2022 2Q2022 3Q2022 4Q2022 30.00% 40.00% 50.00% 60.00% 70.00% 80.00%

31 Investment Securities Description Book Value Percentage U.S. Agency MBS/CMO $ 382,481 39 % Municipal 275,139 28 % Private Label MBS 122,119 12 % U.S. Treasuries 98,229 10 % Corporates 54,741 6 % SBA and Asset-Backed Securities 34,503 4 % U.S. Government Agencies 17,719 2% (Dollars in thousands) Portfolio Composition December 31, 2022

32 Investment Securities As of: Average Life Effective Duration Book Yield 12/31/2021 6.53 5.61 1.87% 3/31/2022 7.31 5.67 2.02% 6/30/2022 8.05 5.95 2.27% 9/30/2022 8.39 5.76 2.47% 12/31/2022 8.10 5.64 2.56% Other Portfolio Metrics AFS/HTM Available for Sale HTM Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 —% 25% 50% 75% 100%

33 Investment Securities (Dollars in millions) $0.87 $6.54 $10.15 $30.95 $44.25 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 $— $10.00 $20.00 $30.00 $40.00 $50.00 Unrealized Losses on AFS Securities Greater than 12 months

34 Investment Securities (Dollars in thousands) With a rating of at least: Number of Securities Book Value Market Value (HTM and AFS) Unrealized Loss AAA/Aaa 42 $ 61,508 $ 48,866 $ (12,642) AA+/Aa1 57 73,981 59,680 (14,301) AA/Aa2 39 79,577 63,719 (15,858) AA-/Aa3 32 59,167 48,328 (10,839) A+/A1 1 692 601 (91) Unrated 1 214 212 (2) TOTAL 172 $ 275,139 $ 221,406 $ (53,733) Municipal Securities December 31, 2022

35 Investment Securities (Dollars in thousands) Rating: Number of Securities Book Value Market Value Unrealized Loss AAA 23 $ 85,099 $ 72,796 $ (12,303) NR 16 37,020 35,821 (1,199) TOTAL 39 $ 122,119 $ 108,617 $ (13,151) Private Label MBS December 31, 2022 Type Book Value Market Value Unrealized Loss Bank Sub-Debt/TPS $ 39,557 $ 35,757 $ (3,800) Other Corporates 15,184 13,829 (1,355) Total $ 54,741 $ 49,586 $ (5,155) Corporate Securities

36 • Premier Georgia community bank franchise • Focus on growing the core deposit base • Improving earnings outlook as new business lines mature • Upside to tangible book value as unrealized losses improve • Deep leadership bench with a proven track record • Ability to manage expenses in an uncertain economy INVESTMENT CONSIDERATIONS

RECONCILIATION OF NON-GAAP MEASURES

(Dollars in thousands, except per share data)

	2022				2021
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Operating net income reconciliation					
Net income (GAAP)	5,551	5,252	3,415	5,324	4,160
FHLB mark from called borrowings	—	—	751	—	—
Severance Costs	—	—	1,346	—	—
Acquisition-related expenses	—	2	1	139	1,261
Writedown on bank premises	—	—	—	90	—
Tax effect of adjustment items	—	—	(272)	(26)	(284)
Operating net income	5,551	5,254	5,241	5,437	5,227
Weighted average diluted shares	17,630,971	17,645,119	17,586,276	15,877,695	13,673,998
Adjusted earnings per diluted share	0.31	0.30	0.30	0.37	0.40
Tangible book value per common share reconciliation					
Book value per common share (GAAP)	13.08	12.81	13.34	14.23	15.92
Effect of goodwill and other intangibles	(3.10)	(3.12)	(3.44)	(3.40)	(4.51)
Tangible book value per common share	9.98	9.69	9.90	10.83	11.41
Tangible equity to tangible assets reconciliation					
Equity to assets (GAAP)	7.84 %	8.06 %	8.60 %	9.32 %	8.09 %
Effect of goodwill and other intangibles	(1.74)	(1.84)	(2.08)	(2.07)	(2.15)
Tangible equity to tangible assets	6.10 %	6.22 %	6.52 %	7.25 %	5.93 %
Operating efficiency ratio calculation					
Efficiency ratio (GAAP)	75.03 %	73.57 %	83.75 %	76.94 %	82.15 %
Severance costs	—	—	(4.61)	—	—
Acquisition-related expenses	—	(0.01)	—	(2.20)	(5.33)
Writedown of bank premises	—	—	—	—	(0.30)
Operating efficiency ratio	75.03 %	73.56 %	79.14 %	74.74 %	76.52 %
Pre-provision net revenue					
Net interest income before provision for credit losses	$ 21,400	$ 20,865	$ 19,167	$ 19,188	$ 19,022
Noninterest income	7,688	8,179	10,058	9,152	10,815
	$ 29,088	$ 29,044	$ 29,225	$ 28,340	$ 29,837
Noninterest expense	21,826	21,367	24,476	21,805	24,512
Pre-provision net revenue	$ 7,262	$ 7,677	$ 4,749	$ 6,535	$ 5,325

37

COLONY BANKCORP, INC.

38 NASDAQ: CBAN